Aptus Enhanced Yield ETF
Schedule of Investments
July 31, 2024 (Unaudited)

U.S. TREASURY SECURITIES - 73.5%	Principal Amount	Value
United States Treasury Notes
4.25%, 09/30/2024	$16,625,000	$16,591,265
4.50%, 11/30/2024	14,000,000	13,966,362
3.88%, 03/31/2025	25,000,000	24,823,872
0.25%, 08/31/2025	20,000,000	19,059,375
1.63%, 09/30/2026	25,000,000	23,631,836
2.75%, 07/31/2027	50,500,000	48,533,262
0.50%, 10/31/2027	25,000,000	22,282,226
1.00%, 07/31/2028	50,500,000	44,863,135
4.50%, 05/31/2029	20,000,000	20,438,281
TOTAL U.S. TREASURY SECURITIES (Cost $234,740,317)		234,189,614

EQUITY-LINKED NOTES - 14.7%	Principal Amount
BNP Paribas Issuance B.V., ELN, (linked to S&P 500 Index), 26.09%, 08/07/2024 (a)	11,700,000	11,636,445
GS Finance Corporation, ELN, (linked to S&P 500 Index), 22.74%, 08/14/2024 (a)	11,800,000	11,684,106
UBS AG, ELN, (linked to S&P 500 Index), 46.20%, 08/21/2024 (a)	11,800,000	11,793,408
Citigroup Global Markets Holdings Inc., ELN, (linked to S&P 500 Index), 41.60%, 08/28/2024 (a)	11,800,000	11,750,440
TOTAL EQUITY-LINKED NOTES (Cost $47,100,000)		46,864,399

SHORT-TERM INVESTMENTS - 15.1%
Money Market Funds - 7.3%	Shares
First American Treasury Obligations Fund - Class X, 5.20% (b)	23,179,046	23,179,046

U.S. Treasury Bills - 7.8%	Principal Amount
5.23%, 09/26/2024 (c)	$25,000,000	24,795,911
TOTAL SHORT-TERM INVESTMENTS (Cost $47,980,713)		47,974,957

TOTAL INVESTMENTS - 103.3% (Cost $329,821,030)		329,028,970
Liabilities in Excess of Other Assets - (3.3)%		(10,457,766)
NET ASSETS - 100.0%		$318,571,204

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b) (c)	The rate shown represents the 7-day effective yield as of July 31, 2024. The rate shown is the effective yield as of July 31, 2024.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Aptus Enhanced Yield ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$–	$234,189,614	$–	$234,189,614
Equity-Linked Notes	–	46,864,399	–	46,864,399
Money Market Funds	23,179,046	–	–	23,179,046
U.S. Treasury Bills	–	24,795,911	–	24,795,911
Total Investments	$23,179,046	$305,849,924	$–	$329,028,970

Refer to the Schedule of Investments for further disaggregation of investment categories.